UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 14, 2025

(Date of earliest event reported)

INTERNET SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55897	81-2775456
(State of Incorporation)	Commission File Number	(IRS EIN)

1330 Avenue of the Americas, 23 rd Floor

New York, NY 10019

(Address of principal executive offices)

212-586-4141

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section l 2(b) of the Act:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section l 2(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
NIA	NIA	NIA

Item 5.02 ELECTION OF DIRECTOR

James C. Forbes as a member of the Board of Directors

On April 14, 2025, the majority shareholders of the Corporation elected James C. Ford to serve as a member of the Board of Directors of the Corporation, effective May 1, 2025.

James C. Forbes, Director

Jim Forbes is a senior business executive with proven leadership in both creating as well as operationally implementing corporate strategies for high-growth companies in the technology and telecommunications industry. He is currently Chief Strategy Officer of Vizzia Technologies, a software and managed service provider acquired by HID (OTC: ASAZF).

Mr. Forbes was Chairman & CEO of NS8 Corp. (OTCBB: NSEO) a software company, Vice President of Equant (NYSE: ENT) a global Internet and data company acquired by France Telecom, and a board member of iBAHN, an Internet service provider backed by Intel (NASDAQ: INTC).

Jim is a board member of the Technology Association of Georgia (TAG) and the Georgia Intellectual Property Alliance (GIPA). Mr. Forbes has spoken at industry conferences to include Cisco Systems and the Wall Street Technology Association (WSTA), and has presented to State & Federal regulatory agencies on free markets, including the U.S. Department of Justice (DOJ).

Education

B.A., Communication, University of Georgia

Item 5.02. AMENDMENTS TO INCENTIVE PLAN

On April 14, 2025, a majority of the Board of Directors approved an amendment to the Corporation’s incentive plan to increase the number of shares available for issuance by 4 million shares.

Item 9.01  Exhibits.

Exhibit No.	Description
10.1	Action by Written Consent of the Board of Directors of Internet Sciences, Inc. to Elect James C. Forbes
10.2	Action by Written Consent of the Shareholders of Internet Sciences, Inc. to Elect James C. Forbes
10.3	Action by Written Consent of the Board of Directors of Internet Sciences, Inc. to Amend the Incentive Plan
104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Internet Sciences, Inc.

Dated: April 14, 2025	By:	/s/ Lynda Chervil
Lynda Chervil, CEO

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